UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 25, 2005

Sunterra Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13815	95-4582157
(Commission File Number)	(IRS Employer Identification No.)

3865 W. Cheyenne Ave. North Las Vegas, NV	89032
(Address of Principal Executive Offices)	(Zip Code)

(702) 804-8600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 25, 2005, at the Annual Meeting of Stockholders of Sunterra Corporation (the “Company”), the Company’s stockholders approved the Sunterra Corporation 2005 Incentive Plan (the “Incentive Plan”) as a replacement for the Company’s 2002 Stock Option Plan.

Following stockholder approval of the Incentive Plan, on February 25, 2005, the Compensation Committee of the Company’s board of directors approved the grant to each of the non-employee members of the Company’s board of directors (that is, David Gubbay, Olof S. Nelson, James H. Dickerson, Jr., James A. Weissenborn and Charles F. Willes) of 4,275 shares of the Company’s common stock under the Incentive Plan. It is anticipated that these shares will be issued to these directors during March 2005. This is the annual grant of stock-based compensation for fiscal year 2005 having a value of $40,000 and determined based on a per share price equal to the mean between the highest and lowest sale prices reported on the NASDAQ National Market on September 30, 2004, the first trading day prior to the beginning of the Company’s 2005 fiscal year. The shares are not subject to vesting.

Set forth below is a brief description of the material terms and conditions of the Incentive Plan. This description is not intended to be complete. A copy of the Incentive Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference. Throughout the description, the words “Sunterra”, “we”, “us”, “our” and the “Company” refer to Sunterra Corporation and its subsidiaries.

Purpose

The Incentive Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as directors, employees, or consultants of Sunterra and of any of our subsidiaries, by providing them opportunities to acquire shares of our common stock or to receive monetary payments pursuant to Benefits (as defined below). Furthermore, the plan is intended to assist in aligning the interests of our employees to those of its stockholders.

Shares Available

The maximum number of shares of our common stock that may be delivered to participants under the Incentive Plan, subject to certain adjustments, is an aggregate of 1,348,929 shares of our common stock plus not more than 1,651,071 shares of common stock that are subject to outstanding options granted under our 2002 Stock Option Plan, which expire, are forfeited, or otherwise terminate without the delivery of shares of common stock. In addition, any shares of common stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a stock option or stock appreciation right, shall again be available for Benefits (as defined below) under the plan. The Incentive Plan also imposes an additional limit. During the term of the Incentive Plan, the maximum number of shares of common stock with respect to which Benefits may be granted to any individual participant under the plan is 3,000,000 shares, subject to certain adjustments.

Administration

The Incentive Plan provides for administration by a committee of the board of directors or a subcommittee of a committee of the board (the “Committee”), which shall be comprised, unless otherwise determined by the board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) “outside directors” within the meaning of Treasury Regulation sec. 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee is authorized, subject to the provisions of the Incentive Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Incentive Plan and to make such determinations and interpretations and to take such action in connection with the Incentive Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee’s powers are the authority to select directors, employees or consultants of Sunterra and its subsidiaries to receive Benefits and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits. The Committee may determine the extent to which any Benefit under the plan is required to comply, or not comply, with Section 409A of the Code. All determinations and interpretations made by the Committee are binding and conclusive on all participants in the plan and their legal representatives.

Eligibility for Participation

Directors, employees and consultants of Sunterra or any of its subsidiaries are eligible to participate in the Incentive Plan. The selection of participants from eligible persons is within the discretion of the Committee. Currently, approximately five directors, 75 employees, and no consultants are expected to participate in the Incentive Plan.

Types of Benefits

The Incentive Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options; (2) stock appreciation rights; (3) stock awards; (4) performance awards; (5) stock units; and (6) cash awards (collectively, “Benefits”). Benefits may be granted singly, in combination, or in tandem as determined by the Committee. Stock awards, performance awards, stock units, and cash awards may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

Stock Options

Under the Incentive Plan, the Committee may grant awards in the form of options to purchase shares of our common stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options; however, no incentive stock option shall be issued to a participant in tandem with a non-qualified stock option. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option’s exercise and vesting, and the exercise price per share of stock subject to the option; however, the exercise price will not be less than closing price of our common stock (the “Fair Market Value”) on the date the stock option is granted. The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of common stock then owned by the participant, by the withholding of shares of common stock for which a stock option is exercisable, or by a combination of these methods on such terms and conditions as the Committee shall determine in its sole discretion. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to Sunterra together with a copy of irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Incentive Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate. No stock option will be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s options may be extended beyond such period but no later than one year after the participant’s death.

Stock Appreciation Rights (SARs)

The Incentive Plan authorizes the Committee to grant a SAR either in tandem with a stock option or independent of a stock option. A SAR is a right to receive a payment, in cash, common stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation (which shall not be greater than the Fair Market Value), of a specified number of shares of common stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of common stock on the date the right is granted, all as determined by the Committee. Each SAR shall be subject to such terms and conditions as the Committee shall impose from time to time.

Stock Awards

The Committee may, in its discretion, grant stock awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of shares of our common stock issued or transferred to participants with or without other payments therefor. Stock awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of Sunterra to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described below. The stock award shall specify whether the participant shall have, with respect to the shares of common stock subject to a stock award, all of the rights of a holder of shares of common stock, including the right to receive dividends and to vote the shares.

Performance Awards

The Incentive Plan allows for the grant of performance awards which may take the form of shares of common stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Committee of certain performance targets. The length of the performance period, the performance targets to be achieved and the measure of whether and to what degree such targets have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

Stock Units

The Committee may, in its discretion, grant stock units to participants, which may constitute Performance-Based Awards. A “stock unit” means a notional account representing one share of our common stock. The Committee determines the criteria for the vesting of stock units and whether a participant granted a stock unit shall be entitled to Dividend Equivalent Rights (as defined in the Incentive Plan). Upon vesting of a stock unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of common stock representing the stock units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the stock units in cash, or partly in cash and partly in shares of common stock, equal to the value of the shares of common stock which would otherwise be distributed to the participant).

Cash Awards

The Incentive Plan permits the Committee to grant cash awards to any participant. Cash awards may be subject to such terms and conditions as the Committee determines to be appropriate. The Company may, in its discretion, permit participants to defer settlement of cash awards. The maximum award that may be granted to any participant as a cash award for any fiscal year is $5,000,000.

Performance-Based Awards

Certain Benefits granted under the Incentive Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of targets, hurdle rates, growth rates, and/or reductions in one or more business criteria that apply to the individual participant, one or more geographic or business segments, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales; (iv) market share; (v) operating profit; (vi) earnings before interest and taxes (EBIT); (vii) earnings before interest, taxes, depreciation and amortization (EBITDA); (viii) gross margin; (ix) expense targets; (x) working capital targets relating to inventory and/or accounts receivable; (xi) operating margin; (xii) return on equity; (xiii) return on assets; (xiv) planning accuracy (as measured by comparing planned results to actual results); (xv) market price per share; (xvi) total return to stockholders; (xvii) net income; (xviii) pro forma net income; (xix) return on capital; (xx) revenues; (xxi) expenses; (xxii) operating cash flow; (xxiii) net profit margin; (xxiv) employee headcount; (xxv) employee turnover; (xxvi) labor costs; (xxvii) customer service; (xxviii) economic value added models (EVA); (xxix) vacation interest revenues; and (xxx) vacation interest cost of sales. In addition, Performance-Based Awards may include comparisons to the performance of other companies or to market indices, such performance to be measured by one or more of the foregoing business criteria.

With respect to Performance-Based Awards, the Committee will establish in writing, (x) the goals applicable to a given period and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal; however, the measurement of performance against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion or analysis. Notwithstanding the foregoing, the Committee may reduce or eliminate the number of shares of common stock or cash granted or the number of shares of common stock vested upon the attainment of such performance goal.

Other Features

The Incentive Plan provides that unless the Committee otherwise determines, Benefits will not be transferable other than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement.

Upon the grant of any Benefit under the Incentive Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the Incentive Plan. No Benefit shall be granted under the Incentive Plan after January 28, 2015. The Committee reserves the right to amend, suspend or terminate the Plan at any time, subject to the rights of participants with respect to any outstanding Benefits. No amendment of the plan may be made without approval of the stockholders of Sunterra if the amendment will: (i) increase the aggregate number of shares of common stock which may be delivered under the plan; (ii) increase the maximum number of shares with respect to Benefits (other than cash awards) that may be granted to any individual under the plan; (iii) increase the maximum dollar amount of cash awards that may be granted to any individual under the plan; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the plan; or (v) modify the requirements as to eligibility for participation in the plan.

The Incentive Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of Sunterra. The Incentive Plan contains provisions for the acceleration of exercisability or vesting of Benefits in the event of a change of control of Sunterra, including the cash settlement of such Benefits. The Committee has broad discretion in determining under what circumstances adjustments should be made to Benefits under the plan (including a change in control of Sunterra) and in the adjustments themselves.

The Committee may grant Benefits to individual participants who are subject to the laws of nations other than the United States, which Benefits may have terms and conditions which the Committee determines to be necessary to comply with applicable foreign laws.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

10.1	Sunterra Corporation 2005 Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form S-8 (file number 333-123006) filed with the Securities and Exchange Commission on February 25, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2005

SUNTERRA CORPORATION

By:	/s/ Steven E. West
Steven E. West
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sunterra Corporation 2005 Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form S-8 (file number 333-123006) filed with the Securities and Exchange Commission on February 25, 2005).

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